ADVANCED SERIES TRUST

AST International Equity Portfolio

Supplement dated June 22, 2026 to the

Statement of Additional Information dated May 1, 2026, as supplemented

This supplement should be read in conjunction with the statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST International Equity Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

I.The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is revised to replace the information pertaining to the Portfolio with the following, effective July 1, 2026:

Fee Waivers & Expense Limitations

Portfolio	Fee Waiver and/or Expense Limitation
AST International Equity Portfolio	The Manager has contractually agreed to waive 0.005% of its investment management fee through June 30, 2027. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of
Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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